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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported)   September 13, 2001
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                         CNA FINANCIAL CORPORATION
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           (Exact Name of Registrant as Specified in its Charter)



                                  Delaware
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               (State or Other Jurisdiction of Incorporation)


        1-5823                                        36-6169860
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(Commission File Number)                  (I.R.S. Employer Identification No.)


         CNA Plaza, Chicago, Illinois                                60685
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  (Address of Principal Executive Offices)                         (Zip Code)


                               (312) 822-5000
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            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events

On September 13, 2001, CNA Financial Corporation issued a press release announcing it is extending the expiration date for its pending rights offering. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      A list of exhibits filed herewith is contained on the
                  Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.


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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CNA FINANCIAL CORPORATION



Dated:  September 13, 2001                   /s/ Robert V. Deutsch
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                                             By:   Robert V. Deutsch
                                             Its:  Senior Vice President and
                                                   Chief Financial Officer




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                               EXHIBIT INDEX


Exhibit No.            Description
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99.1                   CNA Financial Corporation press release, issued
                       September 13, 2001, extending the expiration date of CNA's pending rights offering.